UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported) April 30, 2019

Strategic Education, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

0-21039	52-1975978
(Commission File Number)	(I.R.S. Employer Identification No.)

2303 Dulles Station Boulevard
Herndon, VA 20171
(Address of Principal Executive Offices) (Zip Code)

(703) 561-1600
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 2.02          Results of Operations and Financial Condition.

On May 1, 2019, Strategic Education, Inc. (the “Company” or “SEI”) issued a press release announcing its financial results for the period ended March 31, 2019.  A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 2.02.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” with the SEC nor incorporated by reference in any registration statement filed by SEI under the Securities Act of 1933, as amended.

Item 5.07.         Submission of Matters to a Vote of Security Holders.

The Company held its 2019 Annual Meeting of Stockholders on April 30, 2019.  There were 21,936,567 shares of common stock eligible to be voted at the Annual Meeting and 20,605,314 shares were presented in person or represented by proxy at the meeting which constituted a quorum to conduct business.

There were three proposals submitted to the Company’s stockholders at the Annual Meeting.  All proposals were passed.  The final results of voting on each of the proposals are as follows:

Proposal 1: Elect eleven directors to the Board of Directors.

Nominee	Votes For	Votes Against	Abstain	Broker Non-Vote
Robert S. Silberman	18,867,749	791,636	5,183	940,746
J. Kevin Gilligan	19,228,976	432,342	3,250	940,746
Robert R. Grusky	19,189,574	471,305	3,689	940,746
Dr. Charlotte F. Beason	19,464,404	196,752	3,413	940,745
Rita D. Brogley	19,654,018	7,311	3,241	940,744
Dr. John T. Casteen, III	19,598,317	62,503	3,749	940,745
H. James Dallas	19,653,281	7,540	3,748	940,745
Nathaniel C. Fick	19,652,320	8,501	3,748	940,745
Karl McDonnell	19,568,876	90,558	5,134	940,746
Todd A. Milano	19,555,236	105,643	3,689	940,746
G. Thomas Waite, III	19,269,642	391,178	3,748	940,746

Proposal 2: Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstain	Broker Non-Vote
19,730,615	662,952	211,747	0

Proposal 3:  Approval on an advisory basis of the compensation of the named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Vote
19,295,158	199,656	169,755	940,745

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated May 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC EDUCATION, INC.

Date:	May 1, 2019	By:	/s/ Daniel W. Jackson
Daniel W. Jackson
Executive Vice President and Chief Financial Officer